Exhibit 10.68

NEITHER THIS WARRANT, NOR THE SHARES REPRESENTED BY THIS WARRANT, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE, AND THEREFORE THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

FORM OF WARRANT

No. 2014 —	Issue Date: October 10, 2014

WARRANT TO PURCHASE COMMON STOCK

OF

NAPO PHARMACEUTICALS, INC.

FOR VALUE RECEIVED, NAPO PHARMACEUTICALS, INC., a Delaware corporation (the “Corporation” or the “Company”), hereby grants to                 , or registered assigns (“Holder” and together with the Company, the “Parties”), the right to purchase from the Corporation (“Warrant”),                shares of the Common Stock of the Corporation (the “Warrant Shares”), subject to the following terms and conditions:

1.                                      Grant and Term.

a.                                      Grant of Rights.  This Warrant is one of a duly authorized series of warrants of the Company (designated for reference purposes collectively as “Series 2014-B Warrants” and individually as a “Series 2014-B Warrant” or the “Warrant”), which are identical except for the variations necessary to express the identification numbers, names of the holder, number of common stock shares issuable upon exercise thereof and warrant issue dates, issued in connection with this Company’s issuance of Series 2014 Notes pursuant to that certain Note and Warrant Purchase Agreement by and between the Corporation and Holder on, or before, the Issue Date hereunder.

b.                                      Term.  Subject to Section 3 below, this Warrant may be exercised (the “Exercise Period”) in whole, or in part, at any time after the Issue Date through the first to occur of (a) December 31, 2025; or (b) the Corporation’s sale of all or substantially all of its assets or the acquisition of the Corporation by another entity by means of merger or other transaction as a result of which stockholders of the Company immediately prior to such acquisition holds less than 50% of the voting power of the acquiring entity immediately following such acquisition.

2.                                      Purchase Price.  The purchase price for each share of the Corporation’s Common Stock purchasable hereunder shall be equal to $0.19, as adjusted under Section 8 below (the “Warrant Exercise Price”).

3.                                      Exercise of Warrant.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part at any time and from time to time before the end of the Exercise Period by the surrender of this Warrant at the office of the Corporation, at its principal office in South San Francisco, California (or such other office or agency of the Corporation as it may be designated by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares in immediately available funds; provided, however, that such exercise shall be conditioned upon the requirements of Section 9 below and the Holder meeting the investment suitability requirements set forth in Section 6 below upon exercise and confirming such in writing to the Corporation in form and substance reasonably satisfactory to the Corporation.

Subject to Section 9 below, certificate(s) for shares purchased hereunder shall be delivered to the Holder within ten (10) business days after the date on which a Warrant shall have been duly exercised as aforesaid.

In the event of a partial exercise of this Warrant, the Corporation shall issue a new Warrant to the Holder for the remaining balance of the Warrant Shares not purchased by the Holder in the partial exercise of the Warrant.  Subject to the above provisions in this Section 3, there shall be no limitation on the number of times the Investor can execute a partial exercise of the Warrant up to the maximum number of Warrant Shares.

4.                                      Fractional Interest.  The Corporation shall not be required to issue any fractional shares on the exercise of this Warrant.

5.                                      Warrant Confers No Rights of Shareholder.  Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise (and any delays thereunder pursuant to Section 9) resulting in the purchase of the Warrant Shares.

6.                                      Representation.  Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the California Corporate Securities Law of 1968.  Holder acknowledges by acceptance of the Warrant that it has a pre-existing personal or business relationship with the Corporation, or its executive officers, or by reason of its business or financial experience it has the capacity to protect its own interests in connection with the transaction and it is an accredited investor as defined in Regulation D promulgated under the Securities Act.  Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will not be registered under the Securities Act and applicable state securities laws, and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or an exemption from such registration and qualification is available.  Holder, by acceptance hereof, consents to the placement of the following restrictive legend, or similar legend, on each certificate to be issued to Holder by the Corporation in connection with the issuance of such Warrant Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE APPLICABLE

PROVISIONS OF SUCH ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME, NOT TO EXCEED ONE HUNDRED EIGHTY (180) DAYS FROM THE EFFECTIVE DATE OF THE CORPORATION’S FIRST UNDERWRITTEN PUBLIC OFFERING IN THE UNITED STATES

7.                                      Stock Fully Paid, Reservation of Shares.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof Subject to Section 9 below, the Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented hereby.

8.                                      Adjustment of Warrant Price and Number of Shares.  The number and kind of securities purchasable under the exercise of the Warrant, and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.                                      Reclassification or Merger.  Subject to earlier termination of this Warrant under Section 1 above, in any case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in the par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is a continuing corporation, and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Corporation, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to Holder), providing that Holder shall have the right to exercise such new Warrant and, upon such exercise, to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one (1) share of Common Stock.  Such new Warrant shall provide for adjustment that shall be as nearly equivalent as may be practicable to the adjustment provided for in this Section 8.  The provisions of this subsection 8.a shall similarly apply to successive reclassifications, changes, mergers and transfers.

b.                                      Subdivisions or Combinations of Shares.  If the Corporation at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Exercise Price, and the number of shares issuable upon exercise hereof shall be proportionately adjusted.

c.                                       Stock Dividends.  If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except as a distribution specifically provided for in the foregoing subsections 8.a and b, then (i) the Warrant Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of Shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of Shares of Common Stock outstanding immediately after such dividend or distribution; and (ii) the number of Warrant Shares subject to this Warrant shall be proportionately increased.

d.                                      No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or except as contemplated in Section 1 above, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8, and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

e.                                       Notice of Adjustments.  Whenever the number or kind of Warrant or the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Corporation shall within thirty (30) days after such adjustment deliver a certificate signed by its Chief Financial Officer to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price, after giving effect to such adjustment.  The form of this Warrant need not be changed because of any adjustment in the price or number of Warrant Shares purchasable upon the exercise of this Warrant.  A Warrant issued in replacement may continue to express the same number of Warrant Shares as are stated on the face of this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

9.                                      Public Offering Lock-Up/Exercise Delay.  In connection with the first underwritten registration of the Corporation’s securities in the United States, the Holder agrees, upon the request of the Corporation and the underwriters managing such underwritten offering of the Corporation’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Warrant Shares (other than those included in the registration) in the United States without the prior written consent of the Corporation and such underwriters, as the case may be, for such period of time, not to exceed one hundred eighty (180) days, from the effective date of such registration as the underwriters may specify.  The Corporation and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Corporation and such underwriter.  The Corporation may also impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.  For the avoidance of doubt, this clause 9 is not intended to restrict Holder’s ability to transfer the Warrant Shares outside the United States pursuant to Regulation S promulgated under the

Securities Act.  It is the parties’ understanding that the provisions of the Securities Act will not ordinarily restrict the Holder’s ability to transfer the Warrant Shares outside the United States pursuant to Regulation S promulgated under the Securities Act.

10.                               Notice of Certain Events.  If at any time prior to the termination or full exercise of this Warrant:

a.                                      the Corporation shall pay any dividend payable in stock upon its Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock;

b.                                      the Corporation shall split or combine any of its Common Stock;

c.                                       there shall be any reclassification of the Common Stock of the Corporation;

d.                                      there shall be any conversion, transformation, consolidation or merger of the Corporation, or a sale or transfer of all or substantially all of its assets to another entity or person; or

e.                                       there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; then, in any one or more of such cases, the Corporation shall give to the Holder at least 20 calendar days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, split, combination, or distribution or for determining rights to vote in respect to any such reclassification, conversion, transformation, consolidation, merger, sale, dissolution, liquidation or winding-up.  Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, split, combination, or distribution, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause shall also specify the date on which the holder of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, conversion, transformation, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.  Each such written notice shall be given in accordance with the provisions of Section 15 below.

11.                               Assignment.  With respect to any offer, sale or other disposition of this Warrant or any underlying securities, unless such transfer is made in accordance with Regulation S, the Holder will give written notice to the Corporation prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder’s counsel reasonably acceptable to the Corporation, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any applicable federal or state law then in effect).  Furthermore, no such transfer shall be made unless the transferee meets the same investor suitability standards set forth in Section 6 of this Warrant with respect to being an “accredited investor” and such transferee acquires all of the Warrant Shares then exercisable hereunder.  Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Corporation, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or the underlying securities, as the case may be, all in accordance with the terms of the written notice delivered to the Corporation.  Each Warrant thus transferred shall bear the same legends appearing on this Warrant, and underlying securities thus transferred shall bear the legends required by Section 6.  The Corporation may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Warrants and underlying securities issued upon transfers after the expiration date of the Lock-Up Period shall be issued without the Lock-Up Legend.

12.                               Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

13.                               Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

14.                               Descriptive Headings.  The headings used herein are descriptive only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.

15.                               Notices.  All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, telecopier, or overnight air courier guaranteeing next day delivery at the address set forth on the signature page hereof to the Investor and with respect to the Corporation at its principal place of business.  All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.  The parties may change the addresses to which notices are to be given by giving five days prior written notice of such change in accordance herewith.

16.                               Counterparts.  This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature Page to Follow]

SIGNATURE PAGE OF WARRANT TO PURCHASE COMMON STOCK

OF

NAPO PHARMACEUTICALS, INC.

Dated: October , 2014	NAPO PHARMACEUTICALS, INC.

By:
(Signature)

(Print Name & Title)

Dated: October , 2014	HOLDER

By:
(Signature)

(Print Name & Title)